UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2025

BARNES GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	1-4801	06-0247840
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Main Street Bristol, Connecticut 06010 (Address of Principal Executive Offices) (Zip Code)

(860) 583-7070 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value per share	B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On January 9, 2025, Barnes Group Inc., a Delaware corporation (“Barnes”), held a special meeting of stockholders (the “Special Meeting”) to consider certain proposals related to the Agreement and Plan of Merger, dated as of October 6, 2024 (as it may be amended from time to time, the “Merger Agreement”) by and among Barnes, Goat Holdco, LLC, a Delaware limited liability company (“Parent”), and Goat Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement, subject to the terms and conditions set forth therein, Merger Sub will merge with and into Barnes (the “Merger”), with Barnes continuing as the surviving company in the Merger and as a wholly owned subsidiary of Parent.

At the Special Meeting, the matters disclosed in Barnes’ definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2024 and mailed to Barnes’ stockholders commencing on or about December 6, 2024 were presented to the stockholders.

As of the close of business on December 6, 2024, the record date for the Special Meeting, there were 50,978,387 shares of common stock of Barnes, par value $0.01 per share (“Common Stock”), outstanding and entitled to vote at the Special Meeting. At the Special Meeting, the holders of a total of 41,544,965 shares of Common Stock, representing approximately 81% of the total voting power of the issued and outstanding shares of Common Stock as of the record date, were present in person by remote communication or represented by proxy, constituting a quorum.

Proposal 1: Adoption of the Merger Agreement

At the Special Meeting, Barnes’ stockholders approved a proposal to adopt the Merger Agreement.

Votes For	Votes Against	Abstentions
41,315,143	145,217	84,605

Proposal 2: The Compensation Proposal

At the Special Meeting, Barnes’ stockholders approved, on an advisory (nonbinding) basis, the compensation that may be paid or become payable to Barnes’ named executive officers that is based on or otherwise relates to the Merger Agreement and the transactions contemplated by the Merger Agreement.

Votes For	Votes Against	Abstentions
38,691,258	2,661,460	192,247

Proposal 3: The Adjournment Proposal

In connection with the Special Meeting, Barnes also solicited proxies with respect to the adjournment of the Special Meeting (the “Adjournment Proposal”), if necessary or appropriate to solicit additional proxies if there were insufficient votes to adopt the Merger Agreement at the time of the Special Meeting. Given that there was a quorum present and there were sufficient proxies at the time of the Special Meeting to adopt the Merger Agreement, the Adjournment Proposal was not presented at the Special Meeting.

Completion of the Merger remains subject to the satisfaction of customary closing conditions, including the receipt of certain regulatory approvals.

Item 8.01.	Other Events.

On January 9, 2025, Barnes issued a press release announcing the voting results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release, dated as of January 9, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements
This filing contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements often contain words such as “anticipate,” “believe,” “expect,” “plan,” “estimate,” “project,” “continue,” “will,” “should,” “may,” and similar terms. These forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that may cause actual results to differ materially from any future results expressed or implied by the forward-looking statements. In addition, we have based some of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Such factors, risks and uncertainties include: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement between the parties to the proposed transaction or extend the anticipated timetable for completion of the proposed transaction; (2) the failure to obtain certain required regulatory approvals or the failure to satisfy any of the other closing conditions to the completion of the proposed transaction within the expected timeframes or at all; (3) risks related to disruption of management’s attention from Barnes’ ongoing business operations due to the proposed transaction; (4) the effect of the announcement of the proposed transaction on the ability of Barnes to retain and hire key personnel and maintain relationships with its customers, suppliers and others with whom it does business, or on its operating results and business generally; (5) the ability of Barnes to meet expectations regarding the timing and completion of the transaction; (6) the impacts resulting from the conflict in Ukraine, the Middle East or any other geopolitical tensions; and (7) the impacts of any pandemics, epidemics or infectious disease outbreaks.

Additional information and detailed discussion of these risks, uncertainties, and other potential factors that could affect our business and performance and cause actual results or outcomes to differ materially from the results, performance or achievements addressed in our forward-looking statements is included in our other filings with the SEC, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings. Barnes assumes no obligation to update its forward-looking statements, which speak as of their respective dates, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 10, 2025	BARNES GROUP INC.

	By:	/s/ Jay B. Knoll
		Name:	Jay B. Knoll
		Title:	Senior Vice President, General Counsel and Secretary